Exhibit 99.01

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER

I,Harry Masuda, Chief Executive Officer and Acting Chief Financial Officer of Human BioSystems. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

   (1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of

        1934 (15 U.S.C. 78m); and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: May 15, 2003


                                /s/ Harry Masuda
                             ----------------------------
                                 Harry Masuda
                                 Chief Executive Officer and
                                 Acting Chief Financial Officer